                                                                    EXHIBIT h.1



                                 400,000 SHARES

                       ALLIED CAPITAL LENDING CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                             December 20, 1996

LEHMAN BROTHERS INC.
Three World Financial Center
New York, NY  10285

Dear Sirs:

         Allied Capital Corporation, a Maryland corporation ("Allied Capital"), proposes to sell to Lehman Brothers Inc. (the "Underwriter") 400,000 shares (the "Shares") of common stock, $0.0001 par value (the "Common Stock"), of Allied Capital Lending Corporation, a Maryland corporation (the "Company"). This is to confirm the agreement concerning the purchase of the Shares from Allied Capital by the Underwriter.

         1. Representations and Warranties. (a) The Company represents and warrants to, and agrees with, the Underwriter that:

                 (i) A registration statement on Form N-2 (File No. 333-15709) with respect to the Shares (A) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the
"Securities Act"), and the Investment Company Act of 1940, as amended (the
"1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act and the 1940 Act, (B) has been filed with the Commission under the Securities Act and (C) has become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies
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of such registration statement as amended to date have been delivered by the
Company to you. A Notification of Election to be Subject to Sections 55 through 65 of the 1940 Act on Form N-54A (the "Election") has been prepared in conformity with Section 54(a) of the 1940 Act and has been filed by the Company with the Commission under the 1940 Act, and the Election remains in effect. A registration statement on Form 8-A with respect to the Shares has been prepared by the Company in conformity with Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations under the Exchange Act, and has been filed with the Commission under the Exchange Act. For purposes of this Agreement: "Rules and Regulations" means the rules and regulations of the Commission under the Securities Act, 1940 Act, Exchange Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"); "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus and related statement of additional information included in such registration statement, or amendments thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company pursuant to Rule 497(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information deemed to be a part thereof as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means the form of prospectus and statement of additional information relating to the Shares, as first filed pursuant to Rule 497 of the Rules and Regulations ("Rule 497") and any amendment or supplement thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

                 (ii) The Registration Statement, the Election and the Form 8-A registration statement contain, and any post-effective amendment to the Registration Statement filed with the Commission after the Effective Time and the Prospectus will contain, all statements which are required by the Securities Act, the 1940 Act, and the Exchange Act and the Rules and Regulations; at the time of filing thereof, any Preliminary Prospectus did not, and on the Effective Date, the Registration Statement did not, and


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any post-effective amendment to the Registration Statement filed with the
Commission after the Effective Time and the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, specifically for inclusion therein, but, for this purpose, tax-related information in the Registration Statement and the Prospectus shall not be deemed to have been furnished by you. There is no contract or document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                 (iii) Neither the Company nor any partnership that it controls, nor any of the Company's subsidiaries (hereinafter, the Company, such partnerships and subsidiaries are collectively referred to as the "Company" unless inappropriate in the context) is in violation of its articles of incorporation, bylaws or other governing documents or is in default under any agreement, indenture or instrument.

                 (iv) This Agreement, the Investment Advisory Agreement (the "Advisory Agreement") between the Company and Allied Capital Advisers, Inc. ("Allied Advisers"), the Custody Agreement between the Company and Riggs Bank N.A. (the "Riggs Custody Agreement"), and the Custody Agreement between the Company and the U.S. Small Business Administration (the "SBA Custody Agreement" and the Riggs Custody Agreement and the SBA Custody Agreement being sometimes referred to herein together as the "Custody Agreements") have each been duly authorized, executed and delivered by the Company; and this Agreement, the Advisory Agreement, the Riggs Custody Agreement and the SBA Custody Agreement each constitutes the valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms (A) subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and (B) except for rights to indemnity under this Agreement and the Advisory Agreement, to the extent





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that such rights may be limited by federal or state securities laws or the public policy underlying such laws. No consent, approval, authorization or order of any court or governmental agency or body or financial institution is required for the execution, delivery and performance of this Agreement, the Advisory Agreement, the Riggs Custody Agreement or the SBA Custody Agreement by the Company or the consummation by the Company of the transactions contemplated hereby or thereby, except such as have been obtained and such as may be required under the Securities Act, the 1940 Act, the Exchange Act, the rules of the National Association of Securities Dealers, Inc. (the "NASD") or applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter. The execution, delivery and performance of this Agreement, the Advisory Agreement, the Riggs Custody Agreement and the SBA Custody Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not conflict with, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company pursuant to the terms of, result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or by which it is bound or by which it or its property is subject that is material to the Company, the articles of incorporation, bylaws or other governing documents of the Company, any statute, rule, administrative regulation, or any judgment, decree, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property.

                 (v) Except as described in or contemplated by the Registration Statement and the Prospectus, (A) there has not been any material adverse change in, or adverse development which materially affects, the condition (financial or other), results of operation, business or prospects of the Company from the date as of which information is given in the Prospectus,
(B) there have been no transactions entered into by the Company that are material to the Company other than those in the ordinary course of business and
(C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.





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                 (vi)  Matthews, Carter and Boyce, whose report appears in the
Prospectus, are independent certified public accountants as required by the Securities Act and the Rules and Regulations. The financial statements and schedules (including the related notes and supporting schedules) included in the Registration Statement, any Preliminary Prospectus or the Prospectus present fairly the financial condition, results of operations and changes in financial condition of the Company at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated.

                 (vii) All of the outstanding shares of Common Stock, including the Shares, have been duly authorized, validly issued, and fully paid and are nonassessable, with no personal liability attaching to the ownership thereof. None of the Shares when delivered will be subject to any lien, claim, encumbrance, preemptive rights or any other claim of any third party and the Shares will conform to the description thereof contained in the Registration Statement and the Prospectus. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or other securities of the Company.

                 (viii) The Company has been duly organized and is validly existing and in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign corporation (and, with respect to any partnership controlled by the Company, as a foreign partnership) in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Company and has all power and authority necessary to own or hold its properties and to conduct its business as described in the Prospectus and to issue and sell the Shares as contemplated by this Agreement.

                 (ix) Except as described in the Registration Statement and the Prospectus, there is no litigation or governmental proceeding to which the Company is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company, threatened against the Company which might result in any material adverse change in the condition





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(financial or other), results of operations, business or prospects of the
Company or which is required to be disclosed in the Registration Statement and Prospectus.

                 (x) The Company is not in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation could reasonably be expected to have a material adverse effect on the condition (financial or other), results of operation, business or prospects of the Company.

                 (xi) The Company has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                 (xii) Any advertising and sales literature used by the Company in connection with the public offering and sale of the Shares complies with the Securities Act and the Rules and Regulations and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (xiii) There are no contracts or other documents that are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so filed.

                 (xiv) The Company has filed, or will by the Closing Date have filed, all tax returns and reports required to be filed by it by the Closing Date, or have requested extensions with respect thereto, and such returns are, or by the Closing Date will be, materially correct and complete. The Company, to the best of its knowledge, has paid all taxes (which term includes interest charges and penalties relating to taxes) which it is required to pay by the Closing Date and adequate provision has been made in the Company's financial statements for taxes that will be due from the Company but for which payment is not due from the Company by the Closing Date.





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                 (b)  Allied Advisers represents, warrants to and agrees with the Underwriter that:

                 (i) Allied Advisers has been duly organized and is validly existing and in good standing as a corporation under the laws of Maryland, with full power and authority to own or lease its properties and conduct its business as described in the Prospectus and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which such qualification is required (except where the failure so to qualify would not have a material adverse effect on the ability of Allied Advisers to conduct its business with respect to the Company as described in the Prospectus), and has all power and authority necessary to perform its management services with respect to the Company as described in the Prospectus.

                 (ii) Allied Advisers is duly registered and in good standing with the Commission under the Advisers Act as an investment adviser. Allied Advisers is not prohibited by the Advisers Act, or the rules and regulations under such Act, from acting for the Company under the Advisory Agreement as contemplated by the Prospectus.

                 (iii) The description of Allied Advisers in the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

                 (iv) This Agreement and the Advisory Agreement have each been duly authorized, executed and delivered by Allied Advisers and each constitutes the valid and binding obligation of Allied Advisers and is enforceable against Allied Advisers in accordance with its terms. No consent, approval, authorization or order of any court or governmental agency or body or financial institution is required for the execution, delivery and performance of this Agreement or the Advisory Agreement by Allied Advisers or the consummation by Allied Advisers of the transactions contemplated hereby or thereby, except such as have been obtained and such as may be required under the Exchange Act, the 1940 Act and the Advisers Act. The execution, delivery and performance of this Agreement and the Advisory Agreement by





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Allied Advisers and the consummation by Allied Advisers of the transactions contemplated hereby and thereby will not conflict with, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Allied Advisers pursuant to the terms of, result in a breach or violation by Allied Advisers of any of the terms or provisions of, or constitute a default by Allied Advisers under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Allied Advisers is a party or to which it is bound or to which it or its property is subject that is material to Allied Advisers, the corporate charter, bylaws or other governing documents of Allied Advisers, any statute, rule, administrative regulation, or any judgment, decree, order, rule or regulation of any court or governmental agency or body having jurisdiction over Allied Advisers or any of its property.

                 (v) Except as described in the Registration Statement and the Prospectus, there is no litigation or governmental proceeding to which Allied Advisers is a party or to which any property of Allied Advisers is subject or which is pending or, to the knowledge of Allied Advisers, threatened against Allied Advisers which might result in any material adverse change in the condition (financial or other), results of operations, business or prospects of Allied Advisers or which is required to be disclosed in the Registration Statement and the Prospectus.

                 (vi) Except as described in or contemplated by the Registration Statement or the Prospectus, (A) there has not been any material adverse change in, or adverse development which materially affects, the condition (financial or other), results of operation, business or prospects, of Allied Advisers as of the date of the Prospectus from the information contained in Allied Advisers's Form 10-K filed with the Commission on March 29, 1996, and
(B) there have been no transactions entered into by Allied Advisers that are material to Allied Advisers other than those in the ordinary course of business or that have been described in such Form 10-K or a Form 8-K filed subsequent to March 29, 1996.

                 (vii) Any advertising and sales literature prepared by Allied Advisers or submitted for review and approved by Allied Advisers and used by the Company in connection with the public offering and sale of the Shares complies with the Securities Act





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and the Rules and Regulations and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (c) Allied Capital makes the same representations and warranties as the Company set forth under Section 1(a)(ii) above, but only with respect to the material in the Prospectus under the heading "Allied Capital Corporation," and Section 1(a)(xi) above. Allied Capital also makes the same representations and warranties as the Company in Section l(a)(iv) above with the phrase "Allied Capital" substituted in each case for the phrase "the Company," but only with respect to this Agreement, and further represents, warrants to and agrees with the Underwriter that:

                 (i) All of the outstanding shares of Common Stock owned by Allied Capital have been duly authorized, validly issued, and fully paid and are nonassessable, with no personal liability attaching to the ownership thereof. None of the shares of Common Stock to be sold by Allied Capital are, or when delivered will be, subject to any lien, claim, encumbrance, preemptive rights or any other claim of any third party with respect to such shares. Allied Capital has, and immediately prior to the Closing Date will have, good and valid title to the Shares free and clear of all liens, encumbrances, equities, or claims; upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to the Shares will pass to the Underwriter. Neither the filing of the Registration Statement nor the offering or sale of such shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or other securities of the Company.

         2. Purchase of the Shares by the Underwriter. Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, Allied Capital agrees to sell to the Underwriter, and the Underwriter agrees to purchase 400,000 shares at a price of $___ per Share. The Underwriter agrees to offer the Shares to the public as set forth in the Prospectus.





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         3.  Delivery of and Payment for Shares.  Delivery of certificates for the Shares shall be made at the offices of Lehman Brothers Inc. (or such other places as may be mutually agreed upon), at 10:00 A.M., Eastern Standard time, on the third full Business Day following the date of this Agreement or on such later date as shall be determined by you and Allied Capital (the "Closing Date").

         Delivery of certificates for the Shares shall be made by or on behalf of Allied Capital to you, for the account of the Underwriter, against payment of the purchase price therefor by certified or official bank checks payable in New York Clearing House funds to the order of and in the respective amounts owing to Allied Capital or, if the day following the Closing Date is not a Business Day, by Federal Funds (immediately available funds). The certificates for the Shares shall be registered in such names and denominations as you shall have requested at least two full Business Days prior to the Closing Date, and shall be made available for checking and packaging in New York, New York or such other location as may be designated by you at least one full Business Day prior to the Closing Date. Time shall be of the essence, and delivery of certificates for the Shares at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

         4. Covenants. The Company covenants and agrees with the Underwriter that:

                 (a) The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 497 and 430A of the Rules and Regulations and shall notify you promptly (in writing, if requested) of all such filings. The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment or supplement to the Registration Statement or the Prospectus, which filing is not consented to by you after reasonable notice thereof, such consent not to be unreasonably withheld or delayed.

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The Company shall advise you promptly of the issuance by the Commission or any
State or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or the Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                 (b) The Company shall furnish to the Underwriter and counsel for the Underwriter a signed copy of the Registration Statement as originally filed and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and shall furnish to the Underwriter such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto (excluding exhibits other than this Agreement), the Prospectus and all amendments and supplements to any of such documents, in each case as soon as available and in such quantities as the Underwriter may from time to time reasonably request.

                 (c) Within the time during which the Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and by the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or to effect such compliance.

                 (d) The Company shall take or cause to be taken all necessary action and furnish to whomever you may direct such information as may be required in qualifying the Shares for sale under the laws of such jurisdictions as you shall designate, and to continue such qualifications in effect for as long as may be necessary for the distribution of the Shares; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                 (e) The Company shall make generally available to its security holders (and shall deliver to the Underwriter), pursuant to Rule 158(a) or (b) under the Securities Act, as soon as practicable but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs, an earnings statement satisfying the requirements of Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the Effective Date.

                 (f) The Company and Allied Capital shall not, during the 120 days following the Effective Date, except with your prior written consent, offer for sale, sell or otherwise dispose of any shares of Common Stock, or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), otherwise than in accordance with this Agreement or as contemplated in the Prospectus. The Company shall not take, directly or indirectly, any action designed to cause or result in, or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                 (g) The Company shall take such steps as shall be necessary to ensure that the Company shall continue to qualify as a "business development company" within the meaning of such term under the 1940 Act, and the rules and regulations thereunder.

                 (h) Whether or not this Agreement becomes effective or is terminated or the sale of the Shares to the Underwriter is consummated, Allied Capital shall pay or cause to be paid (i) all expenses (including stock transfer taxes) incurred in connection with the delivery to the Underwriter of the Shares, (ii) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel, but excluding fees and expenses of counsel for the Underwriter) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing, and any advertising or sales literature (other than the sales materials prepared by the Underwriter for internal use only), and the printing, delivery and shipping of this Agreement and Blue Sky Memoranda, (iii) all filing fees and fees and disbursements of counsel to the Underwriter incurred in connection with the qualification of the Shares under state securities laws as provided in section 4(d) hereof, (iv) the filing fee of the NASD, (v) the costs of quotation of the Shares in the Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the cost and charges of any transfer agent or registrar, and (viii) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section and Sections 6 and 8 hereof, the Underwriter shall pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes due upon resale of any of the Shares by it and any advertising expenses incurred in connection with any offers it may make. If the sale of the Shares provided for herein is not consummated pursuant to Section 8 hereof by reason of acts of Allied Capital which prevent this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of Allied Capital to perform any agreement on its part to be performed or because any other condition of the Underwriter's obligations hereunder is not fulfilled or if the Underwriter shall decline to purchase the Shares for any reason permitted under this Agreement, Allied Capital shall reimburse the Underwriter for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriter in connection with any investigation or preparation made by it in respect of the marketing of the Shares or in contemplation of the performance by it of its obligations hereunder.

                 (i) The Company shall continue to take such action as shall be necessary to cause the Shares to continue to be quoted in the Nasdaq National Market and to comply with the rules and regulations of the NASD with respect to such Shares.

                 (j) During a period of five years from the Effective Date, the Company shall furnish to the Underwriter copies of all reports or other communications furnished to shareholders and copies of any reports or financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

         5. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, as of the date hereof and the Closing Date (as if made on such Closing Date), of the representations and warranties of the Company, Allied Capital, and Allied Advisers contained herein, to the performance by the Company, Allied Capital, and Allied Advisers of their obligations hereunder and to the following additional conditions:

                 (a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof, all post-effective amendments to the Registration Statement shall have become effective, all filings required by Rule 497 of the Rules and Regulations have been made and no such filings have been made without the consent of the Underwriter, such consent not to be reasonably withheld or delayed; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued; no proceedings for the issuance of any such order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction.

                 (b) The Underwriter shall not have been advised by the Company or shall have discovered and disclosed to the Company that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in your opinion or in the opinion of counsel for the Underwriter, is material, or omits to state a fact which, in your written opinion or in the opinion of counsel for the Underwriter, is material and is required to be stated therein or is necessary to make any statement therein not misleading.

                 (c) On the Closing Date, there shall have been furnished to you the opinion (addressed to the Underwriter) of Sutherland, Asbill & Brennan, L.L.P., counsel for the Company, dated as of the Closing Date and in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                          (i) The Company has been duly organized and is validly existing as a corporation (or in the case of a partnership controlled by the Company, as a partnership) in good standing under the laws of the State of Maryland, with full power and authority to own or hold its properties and conduct its business as described in the Prospectus.

                         (ii) To the best of such counsel's knowledge, the Company is not in violation of its articles of incorporation, bylaws or other governing documents, or in material default under any agreement, indenture or instrument known to such counsel.

                        (iii)     All of the outstanding shares of Common
                                  Stock, including the Shares, have been duly authorized, validly issued, and fully paid and are nonassessable, with no personal liability attaching to the ownership thereof; there are no preemptive or other rights to subscribe for or to purchase, nor (except as disclosed in the Registration Statement and the Prospectus) any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's articles of incorporation, bylaws, other governing documents (in the case of a partnership controlled by the Company) or any agreement or other instrument known to such counsel to which the Company is a party or by which it may be bound; and, to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or other securities of the Company. The authorized, issued and outstanding capitalization of the Company as of March 31, 1996 is as set forth in the Prospectus, and the Common Stock conforms to the description thereof contained in the Prospectus.

                         (iv) This Agreement, the Advisory Agreement, and the Custody Agreements have each been duly authorized, executed and delivered by the Company; and this Agreement (assuming its due execution and delivery by you), the Advisory Agreement and the Custody Agreements each constitutes the valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms (A) subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and (B) except for rights to indemnity under this Agreement and the Advisory Agreement, to the extent that such rights may be limited by federal or state securities laws or the public policy underlying such laws. No consent, approval, authorization or order of any court, governmental agency or body is required by applicable law or regulation or, to the best of such counsel's knowledge, is otherwise required, and to the best of such counsel's knowledge, no consent, approval or authorization of any financial institution is required, for the execution, delivery and performance of this Agreement, the Advisory Agreement or the Custody Agreements by the Company or the consummation by the Company of the transactions contemplated hereby or thereby, except such as have been obtained and such as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter. The execution, delivery and performance of this Agreement, the Advisory Agreement and the Custody Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not conflict with, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company pursuant to the terms of, result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument filed by the Company with the Commission or known to such counsel to which the Company is a party or to which it is bound or to which it or its property is subject, the articles of incorporation, bylaws or other governing documents of the Company, any statute, rule, administrative regulation, or, insofar as such counsel knows, any judgment, decree, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property.

                          (v) The Registration Statement and the Prospectus (except that no opinion need be expressed as to the financial statements or other financial or performance data contained therein, including, without limitation, the form or content of the "Fees and Expenses" table in the Prospectus) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. The Registration Statement and all post-effective amendments thereto have become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission and all filings required by Rule 497 of the Rules and Regulations have been made.

                         (vi) All summaries in the Prospectus of statutes, regulations, legal or governmental proceedings, contracts and other documents accurately present the information required to be shown in order to make the statements made therein not misleading; and such counsel does not know of any contracts or documents required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed, nor does such counsel know of any pending or threatened litigation or any governmental proceeding, statute or regulation which would affect the subject matter of this Agreement or is required to be described in the Prospectus which is not so described.

                        (vii) The information in the Prospectus under the caption "Tax Status," has been reviewed by such counsel, is correct in all material respects and does not omit to state any material matter of law relating to the taxation of the Company and its shareholders (in their capacity as such), and if the Company is operated in accordance with the statements made in the Prospectus, the Company will qualify as a regulated investment company, under Subchapter M of the Internal Revenue Code of 1986, as amended.

                       (viii) The Company is a small business lending company approved by the Small Business Administration.

                         (ix) The Company meets all requirements to qualify as a "business development company" as that term is defined in the 1940 Act.

                          (x) The Shares are duly authorized for quotation in the Nasdaq National Market and a registration statement has been filed pursuant to Section 12 of the Exchange Act for such Shares and has been declared effective.

         Such opinion shall also contain a statement that nothing came to the attention of such counsel which leads such counsel to believe that (i) the Registration Statement, as of its Effective Date, or any amendment thereto, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) the Prospectus or any supplement or amendment thereto on such Closing Date or at the time such Prospectus or supplement or amendment thereto was issued contains or contained any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (d) On the Closing Date, there shall have been furnished to you the opinion (addressed to the Underwriter) of Sutherland, Asbill & Brennan, L.L.P., counsel for Allied Advisers, dated as of the Closing Date and in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                          (i) Allied Advisers has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority to own, lease and operate its properties and conduct its business, and is duly qualified to do business and is in good standing in the District of Columbia.

                         (ii) This Agreement and the Advisory Agreement have been duly authorized, executed and delivered by Allied Advisers and each complies with all applicable provisions of the Advisers Act; this Agreement (assuming its due execution and delivery by you), and the Advisory Agreement each constitutes the valid and binding obligation of Allied Advisers and is enforceable against Allied Advisers in accordance with its terms (A) subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and (B) except for rights to indemnity under this Agreement and the Advisory Agreement, to the extent that such rights may be limited by federal or state securities laws or the public policy underlying such laws; to the best of such counsel's knowledge, the execution, delivery and performance of this Agreement and the Advisory Agreement by Allied Advisers will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of Allied Advisers pursuant to the terms of, result in a breach or violation by Allied Advisers of any of the terms or provisions of, or constitute a default by Allied Advisers under, any agreement, indenture or instrument filed by the Company or Allied Advisers with the Commission or known to such counsel, to which Allied Advisers is a party or to which it is bound or to which it or its property is subject, or result in a violation of the corporate charter, bylaws or other governing documents of Allied Advisers or any statute, rule, administrative regulation, or, insofar as such counsel knows, any judgment, decree, order, rule or regulation of any court or governmental agency or body having jurisdiction over Allied Advisers or any of its property; and no consent, approval, authorization or order of, or filing or registration with, any court, governmental agency or body is required by applicable law or regulation, or to the best of such counsel's knowledge, is otherwise required, and to the best of such counsel's knowledge, no consent, or approval or authorization of any financial institution is required, for the execution, delivery and performance of this Agreement or the Advisory Agreement by Allied Advisers, except such as has been obtained and such as may be required under applicable state securities laws.

                        (iii) Allied Advisers is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, or the rules and regulations under such act, from acting for the Company under the Advisory Agreement as contemplated by the Prospectus.

                         (iv) Such counsel does not know of any litigation or any proceeding pending or threatened against Allied Advisers that could affect the subject matter of this Agreement or the Advisory Agreement or the registration or good standing of Allied Advisers with the Commission, which is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                          (v) To the best of such counsel's knowledge, Allied Advisers is not in violation of its corporate charter or bylaws, or in material default under any agreement, indenture or instrument.

         Such opinion shall also contain a statement that nothing came to the attention of such counsel which leads such counsel to believe that the description of Allied Advisers in the

Registration Statement and the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (e) On the Closing Date, there shall have been furnished to you the opinion (addressed to the Underwriter) of Sutherland, Asbill & Brennan, L.L.P., counsel for Allied Capital, dated as of the Closing Date and in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                          (i) All of the outstanding shares of Common Stock of the Company owned by Allied Capital to be sold to the Underwriter have been duly authorized, validly issued, and fully paid and are nonassessable, with no personal liability attaching to the ownership thereof; the Shares are not, and when they are delivered will not be, subject to any lien, claim, encumbrance or preemptive or other rights to subscribe for or to purchase, nor (except as disclosed in the Registration Statement and the Prospectus) any restriction upon the voting or transfer of, such shares pursuant to the Company's articles of incorporation, bylaws, other governing documents or any agreement or other instrument known to such counsel to which the Company or Allied
                                  Capital is a party or by which either may be bound; and, to the best of such counsel's knowledge, the filing of the Registration Statement does not give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or other securities of the Company.

                          (ii) This Agreement has been duly authorized, executed and delivered by Allied Capital; and this Agreement (assuming its due execution and delivery by you) constitutes the valid and binding obligation of Allied Capital and is enforceable against Allied Capital in accordance with its terms (A) subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and (B) except, with respect to this Agreement, as to rights to indemnity, to the extent that such rights may be limited by federal or state securities laws or the public policy underlying such laws. No consent, approval, authorization or order of any court, governmental agency or body is required by applicable law or regulation or, to the best of such counsel's knowledge, is otherwise required, and to the best of such counsel's knowledge, no consent, approval or authorization of any financial institution is required, for the execution, delivery and performance of this Agreement by Allied Capital or the consummation by Allied Capital of the transactions contemplated hereby except, with respect to this Agreement, such as have been obtained and such as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter. The execution, delivery and performance of this Agreement and the consummation by Allied Capital of the transactions contemplated hereby will not conflict with, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Allied Capital pursuant to the terms of, result in a breach or violation by Allied Capital of any of the terms or provisions of, or constitute a default by Allied Capital under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument filed by Allied Capital with the Commission or known to such counsel to which Allied Capital is a party or to which it is bound or to which it or its property is subject, the articles of incorporation, bylaws or other governing documents of Allied Capital, any statute, rule, administrative regulation, or, insofar as such counsel knows, any judgment, decree, order, rule or regulation of any court or governmental agency or body having jurisdiction over Allied Capital or any of its property.

                        (iii) The Registration Statement and the Prospectus (except that no opinion need be expressed as to the financial statements or other financial or performance data contained therein, including, without limitation, the form and content of the "Fee and Expenses" table in the Prospectus) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. The Registration Statement and all post-effective amendments thereto have become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission and all filings required by Rule 497 of the Rules and Regulations have been made.

                         (iv) To the best of such counsel's knowledge, Allied Capital is not in violation of its articles of incorporation or bylaws, or in material default under any agreement, indenture or instrument.

                          (v) Upon payment for and delivery of the Shares in accordance with the terms hereof, the Underwriter will acquire all of the rights of Allied Capital in the Shares and will also acquire the interest of Allied Capital in the

                                  Shares free of any adverse claim (within the meaning of the Uniform Commercial Code).

         Such opinion shall also contain a statement that nothing came to the attention of such counsel which leads such counsel to believe that (i) the Registration Statement, as of its Effective Date, or any amendment thereto, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) the Prospectus or any supplement or amendment thereto on such Closing Date or at the time such Prospectus or supplement or amendment thereto was issued contains or contained any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (f) There shall have been furnished to you a certificate, dated the Closing Date and addressed to you, signed by the Chairman of the Board or the President and by the Chief Financial Officer of the Company to the effect that: (i) the representations and warranties of the Company contained in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to the Closing Date; (ii) to the knowledge of such officers based upon due inquiry of appropriate personnel of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or threatened; (iii) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and such documents (a) contain all statements and information required to be included therein, and (b) do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) since the Effective Date there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

                 (g) There shall have been furnished to you a certificate, dated the Closing Date and addressed to you, signed by the Chairman of the Board or the President of Allied Advisers to the effect that: (i) the representations and warranties of Allied Advisers contained in this Agreement are true and correct, as if made at and as of the Closing Date, and Allied Advisers has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to the Closing Date;
(ii) the signer of said certificate has carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and such documents (a) contain all statements and information required to be included therein concerning Allied Advisers, and (b) do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein concerning Allied Advisers or necessary to make such statements not misleading; and (iii) since the Effective Date there has occurred no event concerning Allied Advisers required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

                 (h) There shall have been furnished to you a certificate, dated the Closing Date and addressed to you, signed by the Chairman of the Board or the President and by the Chief Financial Officer of Allied Capital to the effect that: (i) the representations and warranties of Allied Capital contained in this Agreement are true and correct, as if made at and as of the Closing Date, and Allied Capital has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to the Closing Date; (ii) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and such documents (a) contain all statements and information required to be included therein concerning Allied Capital, and (b) do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein concerning Allied Capital or necessary to make such statements not misleading; and (iii) since the Effective Date there has occurred no event concerning Allied Capital required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

                 (i) Since the Effective Date, the Company shall not have become a party to or the subject of any litigation which is materially adverse to the Company, nor shall there have been a material adverse change in the general affairs, operations, business, prospects, key personnel, capitalization, financial condition or net worth of the Company, whether or not arising in the ordinary course of business, which loss, litigation or change, in your judgment, shall render it impractical or inadvisable to proceed with the payment for and delivery of the Shares.

                 (j) On the Closing Date, you shall have received a letter of Matthews, Carter and Boyce, dated the Closing Date and addressed to you, confirming that they are independent certified public accountants within the meaning of the Securities Act and the Rules and Regulations and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement and confirming the conclusions and findings set forth in such prior letter.

                 (k) You shall have been furnished such additional documents and certificates as you or counsel for the Underwriter may reasonably request.

                 (l) The Shares to be purchased on the Closing Date by the Underwriter shall have been approved for quotation in the Nasdaq National Market, and Shares of the same class of the Company's common stock are so quoted.

         All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and to counsel for the Underwriter. The Company shall furnish to you conformed copies of such opinions, certificates, letters and other documents in such number as you shall reasonably request. If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, the Agreement and all obligations of the Underwriter hereunder may be cancelled by you at, or at any time prior to, the Closing Date. Any such cancellation shall be without liability of the Underwriter to the Company, Allied Capital, or Allied Advisers. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

         6. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless the Underwriter against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which the Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) a breach of a representation warranty, or covenant made by the Company herein; and shall reimburse the Underwriter promptly after receipt of invoices from the Underwriter for any legal or other expenses as may reasonably be incurred by the Underwriter in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Company shall not be liable under this paragraph 6(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information, other than tax-related information, furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented, or any Blue Sky Application.

                 (b) Allied Advisers shall indemnify and hold harmless the Underwriter against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which the Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact with respect to itself contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented or in any document executed by Allied Advisers specifically for that purpose or based upon written information furnished by Allied Advisers,
(ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented a material fact with respect to itself required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any breach by Allied Advisers of any representation, warranty or covenant made herein by it; and shall reimburse the Underwriter promptly after receipt of invoices from the Underwriter for any legal or other expenses as may reasonably be incurred by the Underwriter in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that Allied Advisers shall not be liable under this paragraph 6(b) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to Allied Advisers by or on behalf of the Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented, and provided further that Allied Advisers shall be liable to such indemnified party in any such case only to the extent that the Company or Allied Capital fails to indemnify and hold harmless such indemnified party pursuant to paragraph 6(a).

                 (c) Allied Capital shall indemnify and hold harmless the Underwriter against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which the Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact with respect to itself contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented or in any Blue Sky application or other document executed by Allied Capital specifically for that purpose or based upon written information furnished by Allied Capital filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented or in any Blue Sky Application a material fact with respect to itself required to be stated therein or necessary to make the statements therein not misleading, (iii) or any breach of any representation, warranty, or covenant made by Allied Capital herein; and shall reimburse the Underwriter promptly after receipt of invoices from the Underwriter for any legal or other expenses as may reasonably be incurred by the Underwriter in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which cases such payments shall be promptly refunded; provided, however, that Allied Capital shall not be liable under this paragraph 6(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to Allied Capital by or on behalf of the Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented, or any Blue Sky Application.

                 (d) The Underwriter shall indemnify and hold harmless the Company and Allied Advisers against any loss, claim, damage or liability (or any action in respect thereof) to which the Company may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented, or in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement as amended or supplemented, or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Company or Allied Advisers promptly after receipt of invoices from the Company or Allied Advisers for any legal or other expenses reasonably incurred by the Company or Allied Advisers in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or Allied Advisers by or on behalf of the Underwriter specifically for use in the preparation thereof.

                 (e) Promptly after receipt by any indemnified party under subsections (a), (b), (c), or (d) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against any indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that the Underwriter shall have the right to employ counsel to represent it if it is subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company or Allied Advisers under such subsection if, in your reasonable judgement, it is advisable for you to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or Allied Advisers.

                 (f) If the indemnification provided for in this Section 6 is unavailable in whole or in part to hold harmless an indemnified party under subsections (a), (b), (c), or (d) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsections (a), (b), (c), or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Allied Capital, and Allied Advisers on the one hand and the Underwriter on the other from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, Allied Capital, and Allied

Advisers on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, Allied Capital, and Allied Advisers on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by Allied Capital bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the supplement dated December 20, 1996, to the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Allied Capital, or Allied Advisers or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, Allied Capital, and Allied Advisers and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (f) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (f). The amount paid by an indemnified party as a result of the losses or claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this subsection (f). Notwithstanding the provisions of this subsection (f), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each party entitled to contribution agrees that, upon the service of a summons or other initial legal process upon it in any action instituted against it for which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought. However, the omission so to notify such party or parties of any such service shall not relieve such party or parties from any obligation it or they may have hereunder or otherwise (except as specifically provided in this subsection
(f)).

                 (g) The obligations of the Company, Allied Capital, and Allied Advisers under this Section 6 shall be in addition to any liability which the Company, Allied Capital, and Allied Advisers may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Securities Act; and the obligations of the Underwriter under this Section 6 shall be in addition to any liability that the Underwriter may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company, Allied Capital, and Allied Advisers (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), to each Officer of the Company who has signed the Registration Statement, to each of the officers of Allied Capital and Allied Advisers and to each person, if any, who controls the Company, Allied Capital, or Allied Advisers within the meaning of the Securities Act.

         7. Effective Date and Termination. (a) This Agreement shall become effective at 11:00 A.M., Eastern Standard time, on the first full Business Day following the date hereof or at such earlier time after the Registration Statement becomes effective as you shall first release the Shares for sale to the public. You shall notify the Company immediately after you have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company by giving notice as hereinafter provided to you, or by you by giving notice as hereinafter provided to the Company, except that the provisions of Section 4(h) and Section 6 shall at all times be effective. For purposes of this Agreement, the release of the Shares for sale to the public shall be deemed to have been made when you release, by telegram or otherwise, firm offers of the Shares or release for publication a newspaper advertisement relating to the Shares, whichever occurs first.

                 (b) Until the Closing Date, this Agreement may be terminated by you by giving notice as hereinafter provided to the Company if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriter's obligation hereunder is not fulfilled,
(iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum prices shall have been established on either of such exchanges or such system by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a banking moratorium is declared by either Federal or New York State authorities, (v) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States, or (vi) there shall have taken place such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such, as to make it inadvisable or impracticable, in the judgment of a majority in interest of the Underwriter, to proceed with the delivery of the Shares. Any termination of this Agreement pursuant to this
Section 8 shall be without liability on the part of the Company or the Underwriter, except as otherwise provided in Sections 4(h) and 6 hereof.

                 Any notice referred to above may be given at the address specified in Section 9 hereof in writing or by facsimile, telegraph or telephone, and if by facsimile, telegraph or telephone, shall be immediately confirmed in writing.

         8.  Survival of Certain Provisions.  The agreements contained in
Section 6 hereof and the representations, warranties and agreements of the Company, Allied Capital, and Allied Advisers contained in Sections 1 and 4 hereof shall survive the delivery of the Shares to the Underwriter hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigations made by or on behalf of any indemnified party.

         9. Notices. Except as otherwise provided in the Agreement, (a) whenever notice is required by the provisions of this Agreement to be given to the Company, Allied Capital, or Allied

Advisers, such notice shall be in writing or by facsimile addressed to the Company c/o Allied Advisers, Allied Capital c/o Allied Advisers, or to Allied Advisers itself, at 1666 K Street, N.W., Suite 901, Washington, D.C. 20006
Attention: David Gladstone, facsimile: (202) 659-2053; and (b) whenever notice is required by the provisions of this Agreement to be given to the Underwriter, such notice shall be in writing or by facsimile addressed to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285 Attention:
Syndicate Department, facsimile: (212) 528-6588.

         10. Information Furnished by Underwriter. The Underwriter confirms that the statements set forth in the first and fifth paragraphs of the supplement dated December 20, 1996, to the Prospectus, insofar as it relates to the distribution of the Shares by the Underwriter, constitute the written information furnished by or on behalf of the Underwriter referred to in paragraph (a)(ii) of Section 1 hereof and in paragraphs (a), (b) and (c) of
Section 6 hereof.

         11. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, Allied Capital, and Allied Advisers, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company, Allied Capital, and Allied Advisers contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriter contained in Section 6 hereof shall be deemed to be for the benefit of directors of the Company (including any individuals identified in the Registration Statement as Directors of the Company but not yet elected as such on the date hereof), officers of the Company who signed the Registration Statement, any person controlling the Company, Allied Capital, or Allied Advisers and the Directors of Allied Capital and Allied Advisers. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         12. Definition of "Business Day". For purposes of this Agreement, "Business Day" means any day on which both the New York Stock Exchange, Inc. and banks in New York are open for business.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         Please confirm, by signing and returning to us two counterparts of this Agreement, that the foregoing correctly sets forth the Agreement among the Company, Allied Capital, Allied Advisers, and the Underwriter.


                                   Very truly yours,

                                   ALLIED CAPITAL LENDING CORPORATION



                                   By:
                                       ----------------------------------
                                       Katherine C. Marien
                                       President

                                   ALLIED CAPITAL CORPORATION



                                   By:
                                       ----------------------------------
                                       David Gladstone
                                       Chairman of the Board and Chief
                                       Executive Officer

                                   ALLIED CAPITAL ADVISERS, INC.



                                   By:
                                       ----------------------------------
                                       Joan Sweeney
                                       President


Confirmed and accepted as of
the date first above mentioned

LEHMAN BROTHERS INC.



By:
     -------------------------------------
     Name:
     Title: